Exhibit 99.1

NEWS BULLETIN
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Old Republic International Corporation
307 North Michigan Avenue, Chicago, IL 60601-5382 312/346-8100
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For Further Information:

AT OLD REPUBLIC:                        AT FINANCIAL RELATIONS BOARD:
A.C. Zucaro                             George Zagoudis
Chairman & CEO                          General Information
(312) 346-8100                          (312) 640-6663
                                        gzagoudis@financialrelationsboard.com

AT FINANCIAL RELATIONS BOARD:           AT FINANCIAL RELATIONS BOARD:
Leslie Loyet                            Tim Grace
Analysts/Investors                      Media Inquiries
(312) 640-6672                          (312) 640-6667
lloyet@financialrelationsboard.com      tgrace@financialrelationsboard.com
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FOR IMMEDIATE RELEASE                                                  NYSE: ORI
THURSDAY, MAY 12, 2005

                             OLD REPUBLIC ANNOUNCES
                       MANAGEMENT ADDITIONS AND PROMOTIONS

              Forms Corporate Office of the Chief Executive Officer


Chicago - May 12, 2005 - Old Republic International Corporation (NYSE: ORI), today announced several senior management additions, promotions and alignments. All of these changes are effective June 1, 2005.

General Insurance Group

Within the General Insurance Group, Greg Ator, 52, will advance to a newly-created position of Senior Vice President-Standard Commercial Insurance. He will continue as President and Chief Executive Officer of the Bituminous Companies with added management responsibility for the standard commercial insurance businesses conducted by Old Republic Insurance Company, Old Republic Surety, and Employers General. Ator has been with Old Republic and several subsidiaries for 31 years.

Concurrently, Scott Rager, 56, Chief Executive Officer of Old Republic's Great West truck insurance business, will advance to the new position of Senior Vice President-Transportation Insurance of the General Insurance Group. He will have continued responsibility for the management of the Great West companies, as well as those of the Corporation's general aviation, automobile extended warranty and Canadian truck and travel insurance businesses. Rager has held various positions during his 29-year career at Old Republic and several subsidiaries.

Greg Ator and Scott Rager will continue as members of the Old Republic General Insurance Group's Office of the Chief Executive Officer (OCEO) together with Jim Kellogg, 53, President-General Insurance; Spencer LeRoy, 59, Senior Vice President and General Counsel; Karl Mueller, 45, Senior Vice President and Chief Financial Officer and Al Zucaro, 66, Chief Executive Officer.


                                     -more-

Old Republic International Corporation
Add 1


Mortgage Guaranty Group

Chris Nard, 41, is promoted to President and Chief Executive Officer of Old Republic's Mortgage Guaranty Group of companies, and to Senior Vice President-Mortgage Guaranty of Old Republic International Corporation. Chris Nard has spent his entire career in the mortgage finance industry, including the past ten years with Old Republic's Mortgage Guaranty Group. In these positions, he succeeds Bill Simpson, 63, who will continue as Chairman of the Mortgage Guaranty subsidiaries and as a member of the three-person Mortgage Guaranty OCEO along with Jimmy Dew, 64, as Vice Chairman, and himself.

Title Insurance Group

There are no management changes in the Title Insurance Group. Rande Yeager, 56, President and Chief Executive Officer, will continue to lead this segment. This Group's OCEO will also continue to consist of Rande; Mark Budzinski, 46, Senior Vice President, Legal; Robert Chapman, 49, Senior Vice President and Chief Information Officer; Pat Connor, 48, Senior Vice President, National Services Group; Gary Horn, 51, Senior Vice President and Chief Financial Officer; Wayne Shupe, 47, President of Old Republic's Western Title Operations; and Stephen Wilson, 56, Executive Vice President.

Corporate Operations

In Old Republic's Chicago headquarters, the Corporation will add Stephanie Cournoyer, 30, to its executive ranks as Vice President-Director of Financial Reporting. Prior to joining Old Republic, she spent nine years with the international accounting firm of KPMG LLP, most recently as a senior audit manager specializing in the insurance industry.

At the corporate level, Old Republic is establishing an Office of the Chief Executive Officer. This group is composed of Jim Kellogg, Senior Vice President-General Insurance; Spencer LeRoy, Senior Vice President and General Counsel; Karl Mueller, Senior Vice President and Chief Financial Officer; Chris Nard, Senior Vice President-Mortgage Guaranty; Rande Yeager, Senior Vice President-Title Insurance; and Al Zucaro, Chairman and Chief Executive Officer.

In making the announcement, Zucaro noted that "The objective of these promotions, additions and executive alignments is to enhance the coordination of Old Republic's multi-faceted business and to ensure continuity of its culture and management philosophy for the long run."

A chart reflecting the Corporation's senior executive ranks and responsibilities is attached to this news release.

About Old Republic

Chicago-based Old Republic International Corporation is an insurance holding company whose subsidiaries market, underwrite and provide risk management services for a wide variety of coverages, principally in the property and liability, mortgage guaranty and title insurance fields. One of the nation's 50 largest publicly owned insurance organizations, Old Republic has assets of approximately $10.6 billion and capitalization of $4.0 billion. Its current stock market valuation is approximately $4.3 billion.


   For the latest news releases and other corporate documents on Old Republic
                    International visit: www.oldrepublic.com
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                                      -30-


                                               OLD REPUBLIC INTERNATIONAL CORPORATION
                                                       Senior Management Group
                                                       Effective June 1, 2005
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
                                               Old Republic International Corporation
                                               --------------------------------------
                                                                OCEO
                                                                ----

                                               Jim Kellogg, Sr. VP - General Insurance

                                               Spencer LeRoy, Sr. VP & General Counsel

                                               Karl Mueller, Sr. VP & CFO

                                               Chris Nard, Sr. VP - Mortgage Guaranty

                                               Rande Yeager, Sr. VP - Title Insurance

                                               Al Zucaro, Chairman & CEO




Old Republic Morgage Guaranty            Old Republic General Insurance                     Old Republic Title Insurance
-----------------------------            ------------------------------                     ----------------------------
            OCEO                                     OCEO                                              OCEO
            ----                                     ----                                              ----

Jimmy Dew, Vice Chairman           Greg Ator, Sr. VP - Standard Commercial Ins.        Mark Budzinski, Sr. VP Legal

Chris Nard, President & CEO        Jim Kellog, Pres. - General Ins.                    Robert Chapman, Sr. VP & CIO

Bill Simpson, Chairman             Spencer LeRoy, Sr. VP & General Counsel             Pat Connor, Sr. VP - National Services Group

                                   Karl Mueller, Sr. VP & CFO                          Gary Horn, Sr. VP & CFO

                                   Scott Rager, Sr. VP - Transportation Ins.           Wayne Shupe, Pres. - Old Republic Western
                                                                                            Title Operations
                                   Al Zucaro, Chariman & CEO
                                                                                       Stephen Wilson, Exec. VP

                                                                                       Rande Yeager, Pres. & CEO

